AXA PREMIER VIP TRUST

SUPPLEMENT DATED JULY 5, 2012 TO THE PROSPECTUS DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2012, as supplemented, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a portfolio manager change to the Multimanager Small Cap Value Portfolio (the “Portfolio”).

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Effective July 1, 2012, the following information replaces in its entirety the information under the section “Who Manages the Portfolio – Sub-adviser: Franklin Advisory Services, LLC – Portfolio Managers”:

Name	Title	Date Began Managing a Portion of the Portfolio
William J. Lippman	President	September 2006
Bruce C. Baughman, CFA	Senior Vice President and Portfolio Manager	September 2006
Margaret McGee	Senior Vice President and Portfolio Manager	September 2006
Donald G. Taylor, CPA	Senior Vice President and Portfolio Manager	September 2006
Steven R. Raineri	Portfolio Manager	July 2012

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The last sentence of the first paragraph in the section entitled “More Information About the Manager and the Sub-Advisers – Multimanager Small Cap Value Portfolio – Business Experience” is hereby deleted and replaced with the following:

The portfolio managers of the team include William J. Lippman, Bruce C. Baughman, CFA, Margaret McGee, Donald G. Taylor, CPA and Steven R. Raineri. Messrs. Lippman and Raineri are jointly and primarily responsible for the investments of the Franklin Allocated Portion.

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The second and third sentences of the second paragraph in the section entitled “More Information About the Manager and the Sub-Advisers – Multimanager Small Cap Value Portfolio – Business Experience” are hereby deleted and replaced with the following:

He and Mr. Raineri have equal authority over all aspects of the Franklin Allocated Portion’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and management of daily cash balances in accordance with anticipated investment management requirements.

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The following information is hereby added to the section entitled “More Information About the Manager and the Sub-Advisers – Multimanager Small Cap Value Portfolio” of the Prospectus:

Portfolio Manager

Steven R. Raineri

Mr. Raineri, is a portfolio manager of Franklin and joined Franklin Templeton Investments in 2005. He and Mr. Lippman have equal authority over all aspects of the Franklin Allocated Portion’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.